Exhibit 99.1

Report of Independent Auditor

To the Board of Directors and Shareholders of
Wheeler Real Estate Investment Trust, Inc.

Report on the Statement
We have audited the accompanying combined statement of revenues and certain operating expenses (the “Statement”) of the combined 14 properties of the AC Portfolio (collectively referred to as the “Properties”) for the year ended December 31, 2015.

Management’s Responsibility for the Statement
Management is responsible for the preparation and fair presentation of this Statement, in accordance with accounting principles generally accepted in the United States of America, that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility
Our responsibility is to express an opinion on this Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Statement.

We believe the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the Statement referred to above presents fairly, in all material respects, the combined revenues and certain operating expenses of the Properties for the year ended December 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As further discussed in Note 1, on April 12, 2016, Wheeler Real Estate Investment Trust, Inc., through its subsidiary of WHLR-ACD Acquisition Company, LLC completed the acquisition of the Properties.

The accompanying Statement was prepared as described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Properties' revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Cherry Bekaert LLP

Virginia Beach, Virginia
April 19, 2016

AC Portfolio
Combined Statement of Revenues and Certain Operating Expenses
For the Year Ended December 31, 2015

Year Ended December 31, 2015

REVENUES:
Rental income	$6,751,693
Tenant reimbursements and other income	1,752,195

Total Revenues	8,503,888

CERTAIN OPERATING EXPENSES:
Property operating	1,622,802
Real estate taxes	944,940
Repairs and maintenance	355,865
Other	26,089

Total Certain Operating Expenses	2,949,696

Excess of Revenues Over Certain Operating Expenses	$5,554,192

See accompanying notes to combined statement of revenues and certain operating expenses.

AC Portfolio
Notes to Combined Statement of Revenues and Certain Operating Expenses
For the Year Ended December 31, 2015

1. Business and Purchase Agreement

On November 30, 2015, Wheeler Real Estate Investment Trust, Inc. (referred to hereafter as the “Trust” or the “Company”), through WHLR-ACD Acquisition Company, LLC, a Delaware limited liability company (“WHLR-ACD Acquisition Company”), entered into a Purchase and Sale Agreement (the “Purchase Agreement") as buyer, with A-C Development Club, LLC, A-C Financing, LLC, Litchfield Shops Financing, LLC, Ladson Crossing Financing, LLC, Devine Center Financing, LLC and Shoppes at Myrtle Park, LLC, all of which are South Carolina limited liability companies (collectively known as the "Sellers"), for the purchase of 14 retail shopping centers located in Georgia and South Carolina (collectively known as the "Properties" or "AC Portfolio"), for a contract price of $71,000,000. On April 12, 2016, WHLR-ACD Acquisition Company completed the acquisition. Collectively, the Properties total 605,358 square feet in leasable space and are 92% leased. The Properties are each anchored by either a Bi-Lo, Harris Teeter or Piggly Wiggly grocery store, which collectively occupy 72% of the total gross leasable area of the Properties through leases that expire through March 2030.

The AC Portfolio consists of the following properties:

Property	Location
Darien Shopping Center	Darien, GA
Devine Street	Columbia, SC
Folly Road	Charleston, SC
Georgetown	Georgetown, SC
Ladson Crossing	Ladson, SC
Lake Greenwood Crossing	Greenwood, SC
Lake Murray	Lexington, SC
Litchfield Market Village	Pawleys Island, SC
Moncks Corner	Moncks Corner, SC
Ridgeland	Ridgeland, SC
Shoppes at Myrtle Park	Bluffton, SC
South Lake	Lexington, SC
South Park	Mullins, SC
St. Matthews	St. Matthews, SC

2. Basis of Presentation

The Combined Statement of Revenues and Certain Operating Expenses (the “Statement”) has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X, promulgated by the Securities and Exchange Commission, and is not intended to be a complete presentation of the Properties' revenues and expenses. Certain operating expenses include only those expenses expected to be comparable to the proposed future operations of the Properties. Expenses such as depreciation and amortization are excluded from the accompanying Statement. The Statement has been prepared on the accrual basis of accounting which requires management to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The Statement has been presented on a combined basis due to the fact that the acquisition was executed in a single transaction from entities under common control. Combining schedules have been presented in the accompanying notes which provide detailed financial information for each property acquired.

AC Portfolio
Notes to Combined Statement of Revenues and Certain Operating Expenses
For the Year Ended December 31, 2015
(continued)

3. Revenues

The Properties lease retail space under various lease agreements with their tenants. All leases are accounted for as noncancelable operating leases. The leases include provisions under which the Properties are reimbursed for common area maintenance, real estate taxes and insurance costs. Pursuant to the lease agreements, income related to these reimbursed costs is recognized in the period the applicable costs are incurred. Certain leases contain renewal options at various periods at various rental rates.

The following table lists the tenants of the Properties whose annualized rental income on a straight-line basis represented greater than 10% of combined total annualized rental income for all tenants on a straight line basis for the year ended December 31, 2015:

Tenant	December 31, 2015
Bi-Lo	47.3%
Piggly Wiggly	20.5%

The termination, delinquency or nonrenewal of one of the above tenants may have a material adverse effect on revenues. No other tenant represents more than 10% of annualized rental income for the year ended December 31, 2015.

           The combined weighted average remaining lease terms for tenants at the Properties was 6.65 years as of December 31, 2015. Combined future minimum rentals to be received under noncancelable tenant operating leases for each of the next five years and thereafter, excluding CAM and percentage rent based on tenant sales volume, as of December 31, 2015 were as follows:

Years Ending December 31,

2016	$6,690,906
2017	6,475,562
2018	5,929,529
2019	4,490,591
2020	3,939,523
Thereafter	21,432,344

$48,958,455

The above schedule takes into consideration all renewals and new leases executed subsequent to December 31, 2015 through the date of this report.

4. Ground Leases

As of December 31, 2015, Devine Street is subject to a ground lease which terminates in 2035. The ground lease requires Devine Street to make a fixed annual rental payment and includes escalation clauses and renewal options. Devine Street incurred ground lease expense included in property operating expense of $229,060 during the year ended December 31, 2015.

AC Portfolio
Notes to Combined Statement of Revenues and Certain Operating Expenses
For the Year Ended December 31, 2015
(continued)

4. Ground Leases (continued)

As of December 31, 2015, Moncks Corner is subject to a ground lease which terminates in 2040. The ground lease requires Moncks Corner to make a fixed annual rental payment and includes escalation clauses and renewal options. Moncks Corner incurred ground lease expense included in property operating expenses of $107,647 during the year ended December 31, 2015.

Future minimum lease payments due under these ground leases, including applicable automatic extension options, are as follows:

Years Ending December 31,

2016	344,154
2017	345,095
2018	346,046
2019	347,249
2020	349,194
Thereafter	7,527,948

$9,259,686

5. Subsequent Events

Management has evaluated all events and transactions that occurred after December 31, 2015 up through April 19, 2016, the date the financial statements were available to be issued, and are not aware of any events that have occurred subsequent to December 31, 2015 that would require additional adjustments to or disclosures in the Statement.

AC Portfolio
Notes to Combined Statement of Revenues and Certain Operating Expenses
For the Year Ended December 31, 2015
(continued)

6. Combining Schedules

Combining income statements are presented below for the year ended December 31, 2015:

	Year Ended December 31, 2015
	Darien Shopping Center	Devine Street	Folly Road	Georgetown	Ladson Crossing	Lake Greenwood Crossing	Lake Murray	Litchfield Market Village	Moncks Corner	Ridgeland	Shoppes at Myrtle Park	South Lake	South Park	St. Matthews	Total
REVENUES:
Rental income	$208,008	$574,351	$705,045	$266,820	$656,438	$409,558	$346,728	$1,037,114	$325,728	$140,203	$894,275	$397,471	$489,484	$300,470	$6,751,693
Tenant reimbursements and other income	26,713	101,340	187,513	64,373	205,002	126,418	144,912	289,422	64,175	31,763	208,152	162,319	80,638	59,455	1,752,195

Total Revenues	234,721	675,691	892,558	331,193	861,440	535,976	491,640	1,326,536	389,903	171,966	1,102,427	559,790	570,122	359,925	8,503,888

CERTAIN OPERATING EXPENSES:
Property operating	9,960	300,879	160,322	44,610	123,009	101,650	84,836	298,113	120,087	10,007	153,938	87,943	73,536	53,912	1,622,802
Real estate taxes	16,754	60,730	82,740	27,253	114,259	73,083	71,377	164,663	51,735	20,881	86,411	96,849	50,822	27,383	944,940
Repairs and maintenance	7,592	17,416	17,363	14,778	39,044	20,203	19,567	75,747	2,523	2,525	101,239	15,834	13,750	8,284	355,865
Other	—	75	—	—	1,902	680	256	13,230	—	—	—	9,946	—	—	26,089

Total Certain Operating Expenses	34,306	379,100	260,425	86,641	278,214	195,616	176,036	551,753	174,345	33,413	341,588	210,572	138,108	89,579	2,949,696

Excess of Revenues Over Certain Operating Expenses	$200,415	$296,591	$632,133	$244,552	$583,226	$340,360	$315,604	$774,783	$215,558	$138,553	$760,839	$349,218	$432,014	$270,346	$5,554,192